EXHIBIT 10.3







                                    SECURITY  AGREEMENT  dated as of October 17,
                           1997, between WINSTAR SWITCH ACQUISITION CORP., a Delaware corporation (the "Grantor"), and SALOMON BROTHERS INC, a Delaware corporation, as collateral agent and administrative agent (in such capacities, the "Administrative Agent") for the Secured Parties (as defined herein).

                  Reference is made to the Credit Agreement dated as of October 17, 1997 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the Borrower, the lenders from time to time party thereto (the "Lenders"), WinStar Communications, Inc., a Delaware corporation, as guarantor (the "Guarantor"), the Administrative Agent, Salomon Brothers Inc, as syndication agent (in such capacity, the "Syndication Agent") for the Lenders and Credit Suisse First Boston, as documentation agent (in such capacity, the "Documentation Agent") for the Lenders.

                  The Lenders have agreed to make Loans to the Borrower, pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreement. The Guarantor has agreed to guarantee, among other things, all the obligations of the Borrower under the Credit Agreement. The obligations of the Lenders to make Loans are conditioned upon, among other things, the execution and delivery by the Grantor of an agreement in the form hereof to secure (a) the due and punctual payment by the Borrower of (i) the principal of and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise and (ii) all other monetary obligations, including fees, costs, expenses, and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of the Borrower to the Secured Parties under the Credit Agreement and the other Loan Documents, (b) the due and punctual performance of all covenants, agreements, obligations and liabilities of the Borrower under or pursuant to the Credit Agreement and the other Loan Documents and (c) the due and punctual payment and performance of all the covenants, agreements, obligations and liabilities of the Borrower under or pursuant to this Agreement and the other Loan Documents (all the monetary and other obligations described in the preceding clauses (a) through (c) being collectively called the "Obligations").



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                                                                            2

                  Accordingly, the Grantor and the Administrative Agent, on behalf of itself and each Secured Party (and each of their respective successors or assigns), hereby agree as follows:


                                                   ARTICLE I

                                                  Definitions

         SECTION 1.01. Definition of Terms Used Herein. Unless the context otherwise requires, all capitalized terms used but not defined herein shall have the meanings set forth in the Credit Agreement.

         SECTION 1.02. Definition of Certain Terms Used Herein. As used herein, the following terms shall have the following meanings:


         "Collateral" shall mean (i) all Designated Equipment acquired by the Grantor pursuant to Section 1.1 of the Asset Purchase Agreement; and (ii) the Proceeds of any sale or other disposition (other than leases to an Affiliate of the Grantor in the ordinary course of business so long as no Event of Default has occurred and is continuing as provided in Section 5.01(a) hereof) of such Designated Equipment (including any insurance proceeds from the loss or destruction of such Designated Equipment).

         "Credit Agreement" shall have the meaning assigned to such term in the preliminary statement of this Agreement.

         "Designated Equipment" shall mean telecommunications switches and related equipment and inventory and software related to the foregoing.

         "Obligations" shall have the meaning assigned to such term in the preliminary statement of this Agreement.

         "Perfection Certificate" shall mean a certificate substantially in the form of Annex 1, completed and supplemented with the schedules and attachments contemplated thereby, and duly executed by two executive officers of the Grantor.

         "Proceeds" shall mean any consideration received from the sale, exchange, license, lease (other than consideration received from an Affiliate of the Grantor solely from the lease of Designated Equipment in the ordinary course of business so long as no Event of Default has occurred and is continuing) or other disposition of any asset or property that constitutes Collateral, any value received as a consequence of the possession of any Collateral and any payment received from any insurer or other person or entity as a result of the destruction, loss, theft, damage or other involuntary conversion of whatever nature of any asset or property that constitutes Collateral, and shall include all cash and negotiable instruments received or held


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                                                                             3

on behalf of the Administrative Agent and any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

         "Secured Parties" shall mean (a) the Lenders, (b) the Administrative Agent and (c) the permitted successors and assigns of each of the foregoing.

         "Security Interest" shall have the meaning assigned to  such  term  in
Section 2.01.

         SECTION 1.03. Rules of Construction. The rules of construction specified in Section 1.02 of the Credit Agreement shall be applicable to this Agreement.


                                   ARTICLE II

                                Security Interest

         SECTION 2.01. Security Interest. As security for the payment or performance, as the case may be, in full of the Obligations, the Grantor hereby bargains, sells, conveys, assigns, sets over, pledges, hypothecates and transfers to the Administrative Agent, its successors and assigns, for the ratable benefit of the Secured Parties, and hereby grants to the Administrative Agent, its successors and assigns, for the ratable benefit of the Secured Parties, a security interest in all of the Grantor's right, title and interest in, to and under the Collateral (the "Security Interest"). Without limiting the foregoing, the Administrative Agent also is hereby authorized to file one or more financing statements, continuation statements or other documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest granted by the Grantor, without the signature of the Grantor, naming the Grantor as debtor and the Administrative Agent as secured party. The Administrative Agent shall furnish the Grantor with copies of any such statements and other documents so filed.

         SECTION 2.02. No Assumption of Liability. The Security Interest is granted as security only and shall not subject the Administrative Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of the Grantor with respect to or arising out of the Collateral.

                                   ARTICLE III

                         Representations and Warranties

         The Grantor represents and warrants to the Administrative Agent and the Lenders that:

         SECTION 3.01. Title and Authority. The Grantor has good and valid rights in and title to the Collateral with respect to which it has purported to grant a Security Interest hereunder and has full power and authority to grant to the Administrative Agent the Security Interest in such Collateral pursuant hereto and to execute, deliver and perform its obligations


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                                                                             4

in accordance with the terms of this Agreement, without the consent or approval of any other person other than any consent or approval which has been obtained.

         SECTION 3.02. Filings. The Perfection Certificate has been duly prepared, completed and executed and the information set forth therein is correct and complete. Fully executed Uniform Commercial Code financing statements, as applicable, or other appropriate filings, recordings or registrations containing a description of the Collateral have been delivered to the Administrative Agent for filing in each governmental, municipal or other office specified in Schedule 4 to the Perfection Certificate, which are all the filings, recordings and registrations that are necessary to publish notice of and protect the validity of and to establish a legal, valid and perfected security interest in favor of the Administrative Agent (for the ratable benefit of the Secured Parties) in respect of all Collateral in which the Security Interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions, and no further or subsequent filing, refiling, recording, rerecording, registration or reregistration is necessary in any such jurisdiction, except as provided under applicable law with respect to the filing of continuation statements and amendments relating to changes in a debtor's name, location or organizational form and to changes in the location of Collateral.

         SECTION 3.03. Validity of Security Interest. The Security Interest constitutes (a) a legal and valid security interest in all the Collateral securing the payment and performance of the Obligations and (b) subject to the filings described in Section 3.02 above, a perfected security interest in all Collateral in which a security interest may be perfected by filing, recording or registering a financial statement or analogous document in the United States (or any political subdivision thereof) and its territories and possessions pursuant to the Uniform Commercial Code or other applicable law in such jurisdictions. The Security Interest is and shall be prior to any other Lien on any of the Collateral other than Liens expressly referred to in Section 3.18 of the Credit Agreement.

         SECTION 3.04. Absence of Other Liens. The Collateral is owned by the Grantor free and clear of any Lien, except for Liens expressly referred to in
Section 3.18 of the Credit Agreement. The Grantor has not filed or consented to the filing of (a) any financing statement or analogous document under the Uniform Commercial Code or any other applicable laws covering any Collateral or
(b) any assignment in which the Grantor assigns any Collateral or any security agreement or similar instrument covering any Collateral with any foreign governmental, municipal or other office, which financing statement or analogous document is still in effect.




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                                                                             5

                                   ARTICLE IV

                                    Covenants

         SECTION 4.01. Change of Name; Location of Collateral; Records; Place of Business. (a) The Grantor agrees promptly to notify the Administrative Agent, in writing, of any change (i) in its legal name or in any trade name used to identify it in the conduct of its business or in the ownership of its properties, (ii) in the location of its chief executive office, its principal place of business, any office in which it maintains books or records relating to Collateral owned by it or any office or facility at which Collateral owned by it is located (including the establishment of any such new office or facility),
(iii) in its identity or legal structure or (iv) in its Federal Taxpayer Identification Number(s). The Grantor agrees not to effect or permit any change referred to in the preceding sentence unless all filings have been made under the Uniform Commercial Code or otherwise that are required in order for the Administrative Agent to continue at all times following such change to have a valid, legal and preferred first priority (subject to liens expressly referred to Section 3.18 of the Credit Agreement) security interest in all the Collateral. The Grantor agrees to notify the Administrative Agent, as soon as practicable after an executive officer of the Grantor learns thereof, if any material portion of the Collateral owned or held by the Grantor is damaged or destroyed.

         (b) The Grantor agrees to maintain, at its own cost and expense, such complete and accurate records with respect to the Collateral owned or held by it as is consistent with its current practices and in accordance with such prudent and standard practices used in industries that are the same as or similar to those in which the Grantor is engaged, but in any event to include complete accounting records indicating all payments and proceeds received with respect to any part of the Collateral, and, at such time or times as the Administrative Agent may reasonably request, promptly to prepare and deliver to the Administrative Agent a duly certified schedule or schedules in form and detail reasonably satisfactory to the Administrative Agent showing the identity, amount and location of any and all Collateral.

         SECTION 4.02. Protection of Security. The Grantor shall, at its own cost and expense, take any and all actions reasonably necessary to defend title to the Collateral against all persons and to defend the Security Interest of the Administrative Agent in the Collateral and the priority thereof against any Lien not expressly referred to in Section 3.18 of the Credit Agreement.

         SECTION 4.03. Continuation Statements. The Grantor agrees, at its expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and to take all such actions as the Administrative Agent may from time to time reasonably request to better assure, protect, perfect and preserve the Security Interest and the rights and remedies created hereby, including the payment of any fees and taxes required in connection with the execution and delivery of this Agreement, the granting of the Security Interest and the filing of any financing statements or other documents in connection herewith or therewith. If any amount payable under or in connection with any of the Collateral shall


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                                                                           6

be or become evidenced by any promissory note or other instrument, such note or instrument shall be immediately pledged and delivered to the Administrative Agent, duly endorsed in a manner satisfactory to the Administrative Agent.

         SECTION 4.04. Inspection and Verification. The Administrative Agent and such persons as the Collateral Agent may reasonably designate shall have the right, at the Grantor's own cost and expense, to inspect the Collateral, all records related thereto (and to make extracts and copies from such records) and the premises upon which any of the Collateral is located, where such premises is within the control of the Grantor or any affiliate of the Grantor, to discuss the Grantor's affairs with the officers of the Grantor and its independent accountants and to verify under reasonable procedures the validity, amount, quality, quantity, value, condition and status of, or any other matter relating to, the Collateral, including, in the case of Collateral in the possession of any third person, by contacting the third party possessing such Collateral (after two days' notice to the Grantor) for the purpose of making such a verification. Where the premises upon which any of the Collateral is located are not within the control of the Grantor, the Grantor shall reasonably request such person(s) controlling such premises to allow the Administrative Agent and its designees to inspect such premises for the purposes, and subject to the limitations, of the foregoing sentence. The Administrative Agent shall have the absolute right to share any information it gains from such inspection or verification with any Secured Party.

         SECTION 4.05. Taxes; Encumbrances. At its option, upon not less than 10 days' prior written notice to the Grantor, the Administrative Agent may discharge past due taxes, assessments, charges, fees, liens, security interests or other encumbrances at any time levied or placed on the Collateral and not permitted under the Credit Agreement, may pay for the maintenance and preservation of the Collateral (including amounts due in respect of real property leases pursuant to which the Grantor occupies premises in or upon which Collateral is located) to the extent the Grantor fails to do so as required by the Credit Agreement or this Agreement, and may pay any amounts owed by the Grantor in order to cure any default in any lease with respect to any real property in or on which Collateral is situated and the Grantor agrees to reimburse the Administrative Agent on demand for any reasonable payment or other expenses incurred by the Administrative Agent pursuant to the foregoing authorization; provided, however, that nothing in this Section shall be interpreted as excusing the Grantor from the performance of, or imposing any obligation on the Administrative Agent or any Secured Party to cure or perform, any covenants or other promises of the Grantor with respect to taxes, assessments, charges, fees, liens, security interests or other encumbrances and maintenance as set forth herein or in the other Loan Documents.

         SECTION 4.06. Continuing Obligations of the Grantor. The Grantor shall remain liable to observe and perform all the conditions and obligations to be observed and performed by it under each contract, agreement or instrument relating to the Collateral, all in accordance with the terms and conditions thereof, and the Grantor agrees to indemnify and hold harmless the
Administrative Agent and the Secured Parties from and against any and all liability for such performance.



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                                                                            7

         SECTION 4.07. Insurance. (a) The Grantor, at its own expense, shall maintain or cause to be maintained insurance covering physical loss or damage to the Designated Equipment, in accordance with Section 5.02 of the Credit Agreement. The Grantor irrevocably makes, constitutes and appoints the Administrative Agent (and all officers, employees or agents designated by the Administrative Agent) as the Grantor's true and lawful agent (and attorney-in-fact) for the purpose, during the continuance of an Event of Default, of making, settling and adjusting claims in respect of Collateral under policies of insurance, endorsing the name of the Grantor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance and for making all determinations and decisions with respect thereto.

         (b) In the event that the Grantor at any time or times shall fail to obtain or maintain any of the policies of insurance required hereby or to pay any premium in whole or part relating thereto, the Administrative Agent may, without waiving or releasing any obligation or liability of the Grantor hereunder or any Event of Default, in its sole discretion, obtain and maintain such policies of insurance and pay such premium and take any other actions with respect thereto as the Administrative Agent deems advisable. All sums disbursed by the Administrative Agent in connection with this Section, including reasonable attorneys' fees, court costs, expenses and other charges relating thereto, shall be payable, upon demand, by the Grantor to the Administrative Agent and shall be additional Obligations secured hereby.

         SECTION 4.08. Posting of Notices. The Grantor shall, with respect to any telecommunications switch that constitutes Designated Equipment, post a notice on, or in the location housing, such telecommunications switch, identifying the Grantor as the owner of the telecommunications switch and stating that such telecommunications switch is subject to the Security Interest under the Credit Agreement and the Loan Documents.


                                    ARTICLE V

                        Transfer and Sales of Collateral

         SECTION 5.01. Transfer and Sales of Collateral. (a) Grantor shall not, except as permitted by the terms of the Credit Agreement from time to time in effect, sell, assign (by operation of law or otherwise) or otherwise dispose of any of the Collateral. Notwithstanding the foregoing, Grantor may lease Designated Equipment in the ordinary course of business to an Affiliate of the Grantor without such lease constituting a sale, assignment or other disposition prohibited by the preceding sentence, and any consideration received by Grantor in respect of any such lease as payments pursuant to such lease may be transferred by the Grantor free and clear of such security interests in the Collateral until such time as an Event of Default has occurred and is continuing; provided, however, that any such lease shall expressly provide that it may be terminated immediately without liability to the lessee by the Administrative Agent or any other Person designated by the Administrative Agent if an Event of Default shall have occurred and be continuing and that the Administrative Agent or such


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                                                                              8

designee may sell any or all Collateral subject to such lease free and clear of any claims against such Collateral or the proceeds thereof by the lessee.

         (b) As long as no Event of Default shall have occurred and be continuing, and no event which, with the lapse of time or after notice, would become an Event of Default shall have occurred and be continuing, Grantor shall be entitled from time to time to request the Administrative Agent to release all or a portion of the Collateral owned by it and subject to this Agreement; provided, however, that such request must be in writing and accompanied by an Officers' Certificate of Grantor and an Opinion of Counsel to Grantor (which counsel shall be reasonably satisfactory to the Administrative Agent) stating that all conditions precedent to the release of such Collateral pursuant to this
Article V and the Credit Agreement have been complied with. Upon satisfaction of the conditions in this Article V and the Credit Agreement, the Lien of this Agreement on all Collateral shall be released without any further action on the part of the Administrative Agent or any other person. In furtherance of the foregoing, the Administrative Agent shall execute and deliver to Grantor an instrument or instruments acknowledging the release of such Collateral from this Agreement and the discharge of the Lien on such Collateral created by this Agreement, and will duly assign, transfer and deliver to Grantor (without recourse and without any representation or warranty) such Collateral to be released.

         (c) No Collateral shall be released from the Lien of this Agreement pursuant to any request described in paragraph (b) above unless (i) the Administrative Agent shall, in its sole discretion, consent to such release,
(ii) as promptly as is practicable thereafter, the Grantor shall sell such Collateral, (iii) at the closing of such sale, the Grantor provides to the Administrative Agent, in order to reduce the outstanding principal amount of the Loans, cash or cash equivalents representing the Net Cash Proceeds from the sale of such Collateral (which shall be no less than the fair market value of such Collateral); and (iv) Grantor delivers to the Administrative Agent an Officers' Certificate and an Opinion of Counsel to the effect that all conditions precedent contained in the Credit Agreement to the sale and release of such Collateral shall have been satisfied in full.

         (d) The release of any Collateral from the terms hereof and of the other Loan Documents or the release of, in whole or in part, the Liens created by the Loan Documents, will not be deemed to impair the Lien on the Collateral in contravention of the provisions of the Credit Agreement if and to the extent the Collateral or Liens are released pursuant to the applicable Loan Documents and pursuant to the terms of the Credit Agreement. Each of the Secured Parties acknowledge that a release of Collateral strictly in accordance with the terms of the Loan Documents and of the Credit Agreement will not be deemed for any purpose to be an impairment of the Lien on the Collateral in contravention of the terms of the Credit Agreement.





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                                                                              9

                                   ARTICLE VI

                                Power of Attorney

         SECTION 6.01. Power of Attorney. The Grantor irrevocably makes, constitutes and appoints the Administrative Agent (and all officers, employees or agents designated by the Administrative Agent) as the Grantor's true and lawful agent and attorney-in-fact, and in such capacity the Administrative Agent shall have the right, with power of substitution for the Grantor and in the Grantor's name or otherwise, for the use and benefit of the Administrative Agent and the Secured Parties, upon the occurrence and during the continuance of an Event of Default (a) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof; (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral; (c) to sign the name of the Grantor on any invoice or bill of lading relating to any of the Collateral; (d) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral; (e) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral; (f) to notify, or to require the Grantor to notify, third parties to make payment directly to the Administrative Agent; and (g) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement, as fully and completely as though the Administrative Agent were the absolute owner of the Collateral for all purposes; provided, however, that nothing herein contained shall be construed as requiring or obligating the Administrative Agent or any Secured Party to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Administrative Agent or any Secured Party, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby, and no action taken or omitted to be taken by the Administrative Agent or any Secured Party with respect to the Collateral or any part thereof shall give rise to any defense, counterclaim or offset in favor of the Grantor or to any claim or action against the Administrative Agent or any Secured Party. It is understood and agreed that the appointment of the Administrative Agent as the agent and attorney-in-fact of the Grantor for the purposes set forth above is coupled with an interest and is irrevocable. The provisions of this Section shall in no event relieve the Grantor of any of its obligations hereunder or under any other Loan Document with respect to the Collateral or any part thereof or impose any obligation on the Administrative Agent or any Secured Party to proceed in any particular manner with respect to the Collateral or any part thereof, or in any way limit the exercise by the Administrative Agent or any Secured Party of any other or further right which it may have on the date of this Agreement or hereafter, whether hereunder, under any other Loan Document, by law or otherwise.




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                                                                           10
                                   ARTICLE VII

                                    Remedies

     SECTION 7.01. Remedies upon Default. Upon the occurrence and during the continuance of an Event of Default, the Grantor agrees to deliver each item of Collateral to the Administrative Agent on demand, and it is agreed that the Administrative Agent shall have the right (subject to applicable law) to take any of or all the following actions at the same or different times: to terminate any leases of Collateral, with or without legal process and with or without previous notice or demand for performance, to take possession of the Collateral and without liability for trespass to enter any premises where the Collateral may be located for the purpose of taking possession of or removing the Collateral and, generally, to exercise any and all rights afforded to a secured party under the Uniform Commercial Code or other applicable law. Without limiting the generality of the foregoing, the Grantor agrees that the Administrative Agent shall have the right, subject to the mandatory requirements of applicable law, to sell or otherwise dispose of all or any part of the Collateral, at public or private sale, for cash, upon credit or for future delivery as the Administrative Agent shall deem appropriate. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of the Grantor, and the Grantor hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal which the Grantor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

         The Administrative Agent shall give the Grantor 15 days' written notice (which the Grantor agrees is reasonable notice within the meaning of Section 9-504(3) of the Uniform Commercial Code as in effect in the State of New York or its equivalent in other jurisdictions) of the Administrative Agent's intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Administrative Agent may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Administrative Agent may (in its sole and absolute discretion) determine. The Administrative Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Administrative Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Administrative Agent until the sale price is paid by the purchaser or purchasers thereof, but the Administrative Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public sale made pursuant to this Section, any Secured Party may bid for or purchase, free (to the extent permitted by law) from any right of redemption, stay, valuation or appraisal on the part of the Grantor (all said rights being also hereby waived and released to the extent permitted by law), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to such Secured Party from the Grantor as a credit against the purchase price, and such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to the Grantor therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Administrative Agent shall be free to carry out such sale pursuant to such agreement and the Grantor shall not be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Administrative Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Administrative Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver.

     SECTION 7.02. Application of Proceeds. The Administrative Agent shall apply the proceeds of any collection or sale of the Collateral, as well as any Collateral consisting of cash, as follows:

                  FIRST, to the payment of all costs and expenses incurred by the Administrative Agent (in its capacity as such hereunder or under any other Loan Document) in connection with such collection or sale or otherwise in connection with this Agreement or any of the Obligations, including all court costs and the reasonable fees and expenses of its agents and legal counsel, the repayment of all advances made by the Administrative Agent hereunder or under any other Loan Document on behalf of the Grantor and any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Loan Document;

                  SECOND, to the payment of the fees and expenses of the Secured Parties on an equal and ratable basis;

                  THIRD, to the payment of interest on and fees, if any, with respect to the Obligations on an equal and ratable basis;

                  FOURTH, to the payment of the unpaid principal amount of the Obligations on an equal and ratable basis;

                  FIFTH, to the payment of costs and expenses of, all premiums on, and all other amounts due with respect to, the Obligations on an equal and ratable basis; and

                  SIXTH, to the Grantor, its successors or assigns, or as a court of competent jurisdiction may otherwise direct.

The Administrative Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of the Collateral by the Administrative Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Administrative Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Administrative Agent or such officer or be answerable in any way for the misapplication thereof.


                                  ARTICLE VIII

                                  Miscellaneous

         SECTION 8.01.  Notices.  All  communications  and   notices  hereunder
shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 10.01 of the Credit Agreement.

         SECTION 8.02. Security Interest Absolute. All rights of the Administrative Agent hereunder, the Security Interest and all obligations of the Grantor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement or any other Loan Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Obligations, or (d) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Grantor in respect of the Obligations or this Agreement.

         SECTION  8.03.  Survival  of  Agreement.  All  covenants,   agreements,
representations and warranties made by the Grantor herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Secured Parties and shall survive the making by the Lenders of the Loans, and the execution and delivery to the Lenders of any notes evidencing such Loans, regardless of any investigation made by the Lenders or on their behalf, and shall continue in full force and effect until this Agreement shall terminate.

         SECTION 8.04. Binding Effect; Several Agreement. This Agreement shall become effective as to the Grantor when a counterpart hereof executed on behalf of the Grantor shall have been delivered to the Administrative Agent and a counterpart hereof shall have been executed on behalf of the Administrative Agent, and thereafter shall be binding upon the Grantor and the Administrative Agent and their respective successors and assigns, and shall inure to the benefit of the Grantor, the Administrative and the other Secured Parties and their respective successors and assigns, except that the Grantor shall not have the right to assign its rights hereunder or any interest herein or in the Collateral (and any such assignment or transfer shall be void) except as expressly contemplated by this Agreement or the Credit Agreement.

         SECTION 8.05. Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the Grantor or the Administrative Agent that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

         SECTION 8.06. Administrative Agent's Fees and Expenses; Indemnification. (a) The Grantor agrees to pay upon demand to the Administrative Agent the amount of any and all reasonable expenses, including the reasonable fees, disbursements and other charges of its counsel and of any experts or agents, which the Administrative Agent may incur in connection with (i) the administration of this Agreement (including the customary fees of the Administrative Agent for any ongoing monitoring or audits conducted by it with respect to the Collateral), (ii) the custody or preservation of, or the sale of, collection from or other realization upon any of the Collateral, (iii) the exercise, enforcement or protection of any of the rights of the Administrative Agent hereunder or (iv) the failure of the Grantor to perform or observe any of the provisions hereof.

         (b) Without limitation of its indemnification obligations under the other Loan Documents, the Grantor agrees to indemnify the Administrative Agent and the other Secured Parties (collectively, "Indemnitees") against, and hold each of them harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable fees, disbursements and other charges of counsel, incurred by or asserted against any of them arising out of, in any way connected with, or as a result of, the execution, delivery or performance of this Agreement or any claim, litigation, investigation or proceeding relating hereto or to the Collateral, whether or not any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee.

         (c) Any such amounts payable as provided hereunder shall be additional Obligations secured hereby. The provisions of this Section shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Loan Document, the consummation of the transactions contemplated hereby, the repayment of any of the Loans, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of the Administrative Agent, the Syndication Agent or any Lender. All amounts due under this Section shall be payable on written demand therefor.

         SECTION 8.07. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, EXCLUDING (TO THE EXTENT PERMISSIBLE BY LAW) ANY RULE OF LAW THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK.

         SECTION 8.08. Waivers; Amendment. (a) No failure or delay of the Collateral Agent in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Collateral Agent hereunder and of the Administrative Agent, the Syndication Agent and the Lenders under the other Loan Documents are cumulative and are not exclusive of any rights or remedies which they would otherwise have. No waiver of any provisions of this Agreement or any other Loan Document or consent to any departure by the Grantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on the Grantor in any case shall entitle the Grantor to any other or further notice or demand in similar or other circumstances.

         (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Administrative Agent and the Grantor with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 10.08 of the Credit Agreement.

         SECTION 8.09. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER SECURITY DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

         SECTION 8.10. Severability. In the event any one or more of the provisions contained in this Agreement or in any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

         SECTION 8.11. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract, and shall become effective as provided in Section
8.04. Delivery of an executed signature page to this Agreement by facsimile transmission shall be effective as delivery of a manually signed counterpart of this Agreement.

         SECTION 8.12. Headings. Article and Section headings used herein are for the convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

         SECTION 8.13. Jurisdiction; Consent to Service of Process. (a) The Grantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Administrative Agent, the Syndication Agent or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against the Grantor or its properties in the courts of any jurisdiction.

         (b) The Grantor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

         (c) Each party to this Agreement irrevocably consents to service of process by registered mail, postage prepaid. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

         SECTION 8.14. Termination of Leases. The Grantor hereby agrees (i) to take all actions necessary (including making all required payments) in order to cause each lease with respect to any real property in or on which Collateral is situated to remain in effect free and clear of any default or any right of the applicable landlord to terminate such lease prior to its scheduled date of maturity and (ii) not to terminate any such lease prior to its scheduled date of maturity or to modify such lease to shorten such maturity.

                  Subject to the foregoing and to Section 4.05, the Administrative Agent agrees to move the telecommunications switch (if required by the lessor of the property on which the switch is located) based in Boston, Massachusetts and forming part of the Collateral if such lease is terminated prior to the Term Loan Maturity Date.

         SECTION 8.15. Termination or Release. (a) Except as provided in Section 8.06, this Agreement and the Security Interest shall terminate when all the Obligations have been indefeasibly paid in full and the Grantor and the Guarantor have no further obligations to the Lenders.

         (b) In connection with any termination pursuant to paragraph (a) above, upon the request of the Grantor accompanied by an Officers' Certificate and Opinion of Counsel stating that all conditions precedent to the termination of the Lien in the Collateral pursuant to this Agreement and the Credit Agreement have been satisfied, the Administrative Agent shall execute and deliver to the Grantor, at the Grantor's expense, all Uniform Commercial Code termination statements and similar documents which the Grantor shall reasonably request to evidence such termination. Any execution and delivery of termination statements or documents pursuant to this Section 8.15 shall be without recourse to or warranty by the Administrative Agent.


         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.


                                                WINSTAR SWITCH ACQUISITION
                                                CORP., as Grantor,

                                                by
                                                  -----------------------------
                                                   Name:  Timothy R. Graham
                                                   Title:  President


                                                SALOMON BROTHERS INC,
                                                as Administrative Agent,

                                                by
                                                  -----------------------------
                                                   Name:
                                                   Title:

                                 Annex 1 to the
                               Security Agreement



                                    [Form of]

                             PERFECTION CERTIFICATE


                  Reference is made to the Credit Agreement dated as of October 17, 1997 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among WINSTAR SWITCH ACQUISITION CORP., a Delaware corporation (the "Borrower"), the lenders from time to time party thereto (the "Lenders"), WINSTAR COMMUNICATIONS, INC., a Delaware corporation (the "Guarantor"), CREDIT SUISSE FIRST BOSTON, as documentation agent (in such capacity, the "Documentation Agent") and SALOMON BROTHERS INC, as syndication agent (in such capacity, the "Syndication Agent") for the Lenders and as collateral and administrative agent (in such capacities, the "Administrative Agent"). Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

         Under the Security Agreement, the Borrower is the Grantor of security interests in the Collateral as defined therein. In order to facilitate the perfection of such security interests, the Administrative Agent has requested that the Borrower provide the information specified in this certificate for the Grantor.

         The undersigned, executive officers of the Grantor, hereby certify to the Administrative Agent and each other Secured Party as follows:

         1. Names. (a) The exact corporate name of the Grantor, as such name appears in itscertificate of incorporation, is as follows:

         (b) Set forth below is each other corporate name the Grantor has had in the past five years, together with the date of the relevant change:

         (c) Except as set forth in Schedule 1 hereto, the Grantor has not changed its identity or corporate structure in any way within the past five years. Changes in identity or corporate structure would include mergers, consolidations and acquisitions, as well as any change in the form, nature or jurisdiction of corporate organization. If any such change has occurred, include in Schedule 1 the information required by Sections 1 and 2 of this certificate as to each acquiree or constituent party to a merger or consolidation.

         (d) The following is a list of all other names (including trade names or similar appellations) used by the Grantor or any of its divisions or other business units in connection with the conduct of its business or the ownership of its properties at any time during the past five years:

         (e) Set forth below is the Federal Taxpayer Identification Number of the Grantor:

         2. Current Locations. (a) The chief executive office of the Grantor is located at the address set forth on Schedule 2(a) hereto.

         (b) Set forth on Schedule 2(b) hereto are all locations where the Grantor maintains (or intends to maintain) any Collateral.

         (c) Set forth on Schedule 2(c) hereto are all the places where the Grantor maintains an office or other facility not identified in paragraph (a) or
(b) above.

         3. UCC Filings. Duly signed financing statements on Form UCC-1 in substantially the form of Schedule 4 hereto have been prepared for filing in the Uniform Commercial Code filing offices in each jurisdiction where the Grantor has Collateral as identified in Section 2 hereof.

         4. Schedule of Filings. Attached hereto as Schedule 4 is a schedule setting forth, with respect to the filings described in Section 3 above, each filing and the filing office in which such filing is to be made.

         5. Filing Fees. All filing fees and taxes payable in connection with the filings described in Section 4 above will have been paid at the time such filings are made.


         IN WITNESS WHEREOF, the undersigned has duly executed this certificate on this _____ day of ________________, 199 .

                                               WINSTAR SWITCH ACQUISITION
                                               CORP.,


                                                by
                                                  -----------------------------
                                                   Name:
                                                   Title:


                                                by
                                                  -----------------------------
                                                   Name:
                                                   Title:

                                   SCHEDULE 1





                                     CHANGES

NONE

                                  SCHEDULE 2(a)





                             CHIEF EXECUTIVE OFFICE

1577 Spring Hill Road, 6th Floor
Vienna, VA 22182

                                  SCHEDULE 2(b)
                             LOCATIONS OF COLLATERAL

Boston
230 Congress Street, 2nd Floor, Suite 201 Boston, MA 02110

Chicago
Printers Square
600-780 S. Federal, Ste. 660
Chicago, IL 60605

Columbus
240 North Fifth Street, Ste. 220
Columbus, OH 43215-2611

Dallas
2323 Bryan Street, Ste. 950
Dallas, TX 75201

Denver
910 15th Street, Ste. 140
Denver, CO 80202-2935

Kansas City
324 East 11th Street
Suite 1000, Tenth Floor
Kansas City, MO 64106

Los Angeles
800 West Sixth Street
Los Angeles, CA 90017

Minneapolis
608 Second Avenue South, Ste. 121
Minneapolis, MN 55402

San Francisco
525 Market Street
San Francisco, CA 94105

Seattle
Second Avenue Building
1000 Second Avenue
Seattle, WA 98104

Tampa
4200 W. Cypress Street, 6th Floor
Tampa, FL 33607

Washington DC
1275 K Street #775
Washington, DC 20005
New York, N.Y.
various locations

Garden City, N.Y.
White Plains, N.Y.

                          OFFICES AND OTHER FACILITIES


230 Park Avenue
New York, NY 10169

                                   SCHEDULE 3





                                   FORM UCC-1

                                   SCHEDULE 4





                                  UCC-1 FILINGS